Exhibit 99.1
Designer Brands Inc. Appoints Sheamus Toal as Chief Financial Officer

Appointment Effective February 16, 2026

COLUMBUS, Ohio, February 11, 2026 - Designer Brands Inc. (NYSE: DBI) (the "Company," "we," "us," "our," and "Designer Brands"), today announced that Sheamus Toal will join the company as Executive Vice President, Chief Financial Officer and Principal Financial Officer, effective February 16, 2026. Mark Haley, who has served as Interim Principal Financial Officer during the transition period, will return full time to his position as Senior Vice President, Controller and Principal Accounting Officer.

Sheamus brings deep financial and operational experience shaped by decades of leadership in Chief Financial Officer and Chief Operating Officer roles across large, complex public and private companies. As a proven strategic partner to boards and management teams, he has led omnichannel retailers through critical milestones including acquisitions, capital raises, and reorganizations.

“Sheamus brings an exceptional blend of financial expertise and operational leadership, with a strong track record of navigating complexity and building resilient, high-performing organizations,” said Doug Howe, Chief Executive Officer. “I am confident his experience working closely with management teams, boards, and the investor community will be invaluable as we continue to execute on our strategic initiatives and drive long-term value for our stakeholders.”

Most recently, Sheamus served as Chief Operating Officer and Chief Financial Officer of The Children’s Place, overseeing finance and end-to-end operations for a multi-brand public retailer with significant size and scale. In this role, he strengthened liquidity, optimized a digitally-driven business model, and delivered significant cost savings and earnings improvement. Previously, Sheamus served as Executive Vice President, Chief Financial Officer of Saatva.com, where he drove a notable growth in topline revenue, improvement in profitability, led public-company readiness efforts, and executed major financing transactions. Earlier, Sheamus spent more than a decade in senior leadership roles at the multi-brand publicly traded retailer New York & Company, including 12 years as Chief Financial Officer, and then later served as Chief Executive Officer.

“I’m thrilled to have the opportunity to join Designer Brands and work alongside such a talented leadership team during an incredibly exciting and transformative period,” said Sheamus Toal, incoming Chief Financial Officer of Designer Brands. “I look forward to partnering closely across the organization to build on the strong foundation already in place, strengthen our financial and operational capabilities, and support the company’s long-term growth strategy.”

About Designer Brands
Designer Brands is one of the world's largest designers, producers, and retailers of the most recognizable footwear brands and accessories, transforming and defining the footwear industry through a mission of being shoe obsessed. With a diversified, world-class portfolio of coveted brands, including Topo Athletic, Keds, Vince Camuto, Kelly & Katie, Jessica Simpson, Lucky Brand, Mix No. 6, Crown Vintage and others, Designer Brands designs and produces on-trend footwear and accessories for all of life's occasions delivered to the consumer through a robust direct-to-consumer omni-channel infrastructure and powerful national wholesale distribution. Powered by a billion-dollar digital commerce business across multiple domains and over 670 DSW Designer Shoe Warehouse, The Shoe Co., and Rubino stores in North America, Designer Brands delivers current, in-line footwear and accessories from the largest national brands in the industry and holds leading market share positions in key product categories across women's, men's, and kids'. Designer Brands also distributes its brands internationally through select wholesale and distributor relationships while also leveraging design and sourcing expertise to build private label products for national retailers. Designer Brands is committed to being a difference maker in the world and the footwear industry. By leading with our corporate values of We Belong and We Do What's Right, Designer Brands supports the global community and the health of the planet by donating more than twelve million pairs of shoes to the global non-profit Soles4Souls since 2018. To learn more, visit www.designerbrands.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Certain statements in this press release may constitute forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the use of forward-looking words such as "outlook," "could," "believes," "expects," "potential,"

"continues," "may," "will," "should," "would," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words. These statements are based on the Company's current views and expectations and involve known and unknown risks, uncertainties, and other factors, many of which are outside of the Company's control, that may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These factors include, but are not limited to: uncertain general economic and financial conditions, including economic volatility and potential downturn or recession, supply chain disruptions, new or increased tariffs and other barriers to trade, fluctuating interest rates, unemployment rates and inflationary pressures, and the related impacts to consumer discretionary spending, as well as our ability to plan for and respond to the impact of these conditions; our ability to anticipate and respond to rapidly changing consumer preferences, seasonality, customer expectations, and fashion trends; the impact on our consumer traffic and demand, our business operations, and the operations of our suppliers, as we experience unseasonable weather, climate change evolves, and the frequency and severity of weather events increases; our ability to execute on our business strategies, including growing our Brand Portfolio segment, enhancing in-store and digital shopping experiences, and meeting consumer demands; our ability to successfully and efficiently integrate acquisitions in a manner that does not impede growth; our ability to maintain strong relationships with our suppliers, vendors, licensors, and retailer customers; risks related to losses or disruptions associated with our distribution systems, including our distribution centers and stores, whether as a result of reliance on third-party providers or otherwise; risks related to cyber security threats and privacy or data security breaches or the potential loss or disruption of our information technology ("IT") systems, or those of our vendors; risks related to the implementation of new or updated IT systems; our ability to protect our reputation and to maintain the brands we license; our reliance on our reward programs and marketing to drive traffic, sales, and customer loyalty; our ability to successfully integrate new hires or changes in leadership and retain our existing management team, and to continue to attract qualified new personnel; risks related to restrictions imposed by our senior secured asset-based revolving credit facility, as amended, and our senior secured term loan credit agreement, as amended, that could limit our ability to fund our operations; our competitiveness with respect to style, price, brand availability, shopping platforms, and customer service; risks related to our international operations and our reliance on foreign sources for merchandise; our ability to comply with laws and regulations, as well as other legal obligations; risks associated with climate change and other corporate responsibility issues; and

uncertainties related to future legislation, regulatory reform, policy changes, or interpretive guidance on existing legislation. Risks and other factors that could cause our actual results to differ materially from our forward-looking statements are described in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2025 or our other reports made or filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the time when made. Except as may be required by applicable law, the Company undertakes no obligation to update or revise the forward-looking statements included in this press release to reflect any future events or circumstances.

For further information: Stacy Turnof, DesignerBrandsIR@edelman.com